Trade and Other receivables	6 Months Ended
Jun. 30, 2023
Text Block [Abstract]
Trade and Other receivables
2.5.10	Trade and Other receivables

	As at June 30,	As at December 31,
(€‘000)	2023	2022

Trade receivables	642	909
Advance deposits	237	209

Total Trade and Other receivables	879	1 118

Current Grant receivables (RCAs)	181	—
Current Grant receivables (Others)	1 036	—

Total Current Grant receivables	1 217	—

Prepaid expenses	390	667
VAT receivable	153	316
Income and other tax receivables	79	34

Total Other current assets	622	1 017

Total Trade receivables, current grant receivables and other current assets	2 718	2 135

The decrease of trade and other receivables is mainly due to credit notes received following the closing of clinical studies for an amount of €0.1 million and payment received for an amount of €0.2 million related to the sales of the
C-Cathez,
which is also reflected in other current liabilities through recognition of deferred revenue on sales for the same amount.
As of June 30, 2023, the increase in current grant receivables for €1.2 million is driven by lower cash proceeds from the Walloon Region in 2023 compared to the qualified expenses incurred during the period for €0.4 million and the fiscal year 2018 R&D tax credit expected to be reimbursed within one year as of June 30, 2023, for €0.8 million.
The decrease in other current assets as of June 30, 2023 compared to December 31, 2022 of €0.4 million is mainly driven by the decrease of the VAT receivable as a result of decreased preclinical and clinical activities compared to year-end
2022 and the decrease on prepaid expenses on insurances for €0.3 million due to timing difference on their related payments.